Exhibit 99.1

First Midwest Bancorp

Presentation Materials

September 9, 2015

Agenda

- Overview of FMBI
- Priorities and performance momentum
- Going forward

Overview

First Midwest Overview

Who is First Midwest?

- High-performing, proven track record – 75 plus years of service
  - Strong core deposit base well-positioned for rising rates
  - Expanded lending platform through a combination of core commercial and specialized lending (agricultural, healthcare, asset-based and equipment leasing)
  - Diversified revenue base and product offerings across commercial, retail and wealth management platforms

- Recognized locally and nationally
  - Honored as "Highest Customer Satisfaction in Retail Banking in the Midwest" two years in a row (third time in five years) by J.D. Power

- Well-positioned for growth
  - Leadership, people, processes, and infrastructure in place for continued growth
  - 3 transactions announced, approved and closed in 2014

Information as of June 30, 2015.
(1) Source SNL Financial
(2) Source American Bankers Association
(3) Source Trust Performance Report

Key Metrics

- $9.9 billion in assets
  - 5th largest IL-based[(1)]
- $8.1 billion in average deposits
  - Strong core deposits – 85% low cost
  - 90% of deposits in Chicago MSA
  - #12 in Chicago MSA[(1)]
- $6.9 billion in loans
  - #1 Agricultural lender in IL[(2)]
- $7.5 billion in trust assets
  - IL's 3rd largest in revenue[(3)]

Footprint in Attractive Chicagoland Market



McHenry
Lake
LAKE MICHIGAN
Cook
IOWA
DeKalb
Kane
DuPage
Scott
Kendall
Rock Island
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

“Highest Customer Satisfaction with Retail Banking in the Midwest Region” Two Years in a Row*

The study looked at the following factors:

- Account information
- Channel activities
- Facility
- Fees
- Problem resolution
- Product offerings



HIGHEST CUSTOMER SATISFACTION
J.D. POWER
RETAIL BANKING - MIDWEST • 2015
FIRST
MIDWEST BANK
HIGHEST CUSTOMER SATISFACTION
J.D. POWER

* First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 and 2015 Retail Banking Satisfaction Studies℠. 2015 study based on 82,030 total responses measuring 20 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed April 2014 - February 2015. Your experiences may vary. Visit jdpower.com.

Priorities and performance momentum

Our Priorities

Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

Maximize Shareholder Value

Drives performance and focus

Our Priorities

Execution Builds Momentum

Strategic Priority	Progress
Build the highest quality team	☑Strategic talent acquisitions ☑Enhanced sales, operations and administration ☑Ongoing focus on succession and talent development
Diversify/grow loans and revenue	☑Building opportunities through specialty lines and acquisitions ☑Grew fee based revenue 17% from 2Q 2014 and 10% from 1Q 2015 ☑Increased loans 15% from 2Q 2014 and 3% annualized from 1Q 2015
Balance investment and risk	☑Building our brand, heightening awareness ☑Investing in strategic distribution ☑ Strengthening risk management

Earnings Momentum

	2014	2015		Change vs. Prior	
	June 30	March 30	June 30	Year	Quarter
Net income, adjusted[1]	$19.0	$19.9	$22.6	19%	14%
Return on TCE, adjusted[1]	10.12%	10.52%	11.62%	15%	10%
Net interest margin	3.65%	3.79%	3.76%	3%	(1%)
Fee-based revenues	$27.0	$28.6	$31.6	17%	10%
Efficiency ratio	63.6%	64.5%	61.7%	(3%)	(4%)

Benefiting from growth and greater efficiency

Dollar amounts in millions.
[1] Excludes the impact of acquisition and integration related expenses.

Loan Portfolio

Growing and Diversifying Lending

$6.9 Billion Total Loans
Up 16% from June 30, 2014



34% Owner
Occupied (2)

Category	2Q 2015 Amount	% of Total	2Q 2015 vs. 1Q 2015(1)	2Q 2015 vs. 2Q 2014
C & I	$2.4	35%	8%	14%
Agricultural	0.4	6%	9%	14%
Commercial RE	3.1	44%	(3%)	15%
Consumer/Other	1.1	15%	5%	19%

Dollar amounts in billions.
(1) Compared to March 31, 2015, ratios are presented on an annualized basis.
(2) The percent reported represents owner-occupied real estate loans to total commercial real estate loans, excluding multifamily and construction loans.

Portfolio Overview

- Capacity; 83% loans-to-deposits ratio
- 6% organic CARG over the last 4 years
- Maintaining disciplined approach

Realigned and Expanded Commercial Team

- Middle-market - $1.5 billion
- Business Banking - $1.5 billion
- Commercial Real Estate - $1.3 billion
- Specialty Banking - $1.5 billion

Building Opportunities Through Specialty Lines

- Agriculture - $400 million
- Healthcare - $265 million
- Asset-based - $209 million
- Equipment Leasing -$51 million

Broadening Consumer

- Direct (Installment and Other) - $171 million
- Mortgage - $883 million

Deposits
Strong Core

$8.1 Billion, Up 16% [1]

85% Low Cost



Category	2Q 2015 Average	% of Total	2Q 2015 vs. 1Q 2015	2Q 2015 vs. 2Q 2014
DDA	$2.4	30%	5%	18%
Savings/NOW	2.9	36%	2%	19%
Money Market	1.6	19%	2%	17%
Time	1.2	15%	(4%)	4%

Strong Base
- 85% low cost core deposits
- Low cost funding: 13 bps

Driving Household Growth
- Core checking, penetration
- Mobile, internet expansion

M&A Strengthens
- Acquisitions in 2014 added over $1.2 billion

Well-Positioned For Higher Rates

Dollar amounts in billions.
[1] Quarter-to-date averages compared to the second quarter of 2014.

Diversifying and Growing Fee-Based Revenues

Building Fee-Based Businesses



$70
$60
$50
$40
$30
$20
$10
$0
$27
$52
$32
$60
2Q14
1H14
2Q15
1H15
Service Charges
Wealth Management
Card-Based
Other Fees
Mortgage

Dollar amounts in millions.

Significant, Broad Based Growth

- Up 17% vs. 2Q 2014
- Improved retail product alignment, card penetration
- Enhanced treasury management capabilities
- Mortgage expansion
- Acquisitions provide opportunities
  - Equipment leasing capability acquired in 3Q 2014
- Build fee income from ancillary sources

Wealth Management

- Up 13.4% vs. 2Q 2014
- Leveraging distribution, commercial synergy

Leveraging Business Investment

Managing Efficiency



$200
$175
$150
$125
$100
$75
$50
$25
$0
$31
$66
$65
$58
$130
$129
$34
$79
$73
$65
$156
$146
2Q 2014
1H 2014
2Q 2015
1H 2015
Net Interest Income
Noninterest Income
Noninterest Expense

Dollar amounts in millions

(1) Excludes acquisition and integration related expenses as well as net OREO expense.

Revenue Growth Offsets Pressure

- Aided by loan growth and acquisitions

Building Fee-Based Businesses

- Wealth management
- Capital markets
- Leasing

Balanced Business Investment

- Tight management of expense
- Effective acquisition integration drives improved efficiency
- Investment in:
  - People
  - Distribution, brand

	2Q 2014	3Q 2014	4Q 2014	1Q 2015	2Q 2015
Margin	3.65%	3.72%	3.76%	3.79%	3.76%
Efficiency(1)	63.6%	62.0%	66.1%	64.5%	61.7%

Improved Asset Quality

Trend Continues

Non-Performing Assets[1]



1.81%
$106
$6
$30
$70
1.20%
$81
$4
$26
$52
1.10%
$75
$3
$24
$48
Q2 2014
Q1 2015
Q2 2015
NPLs
OREO
TDRs
NPA Ratio

Net Charge-Off Data [1]



0.53%
0.50%
0.33%
$7.6
$8.3
$5.5
Q2 2014
Q1 2015
Q2 2015
Net Charge-Offs
Net C/Os to avg loans, annualized

Total non-performing assets decreased by 29.2% from Q2 2014

Dollar amounts in millions.
(1) Excludes covered loans and covered OREO.

First Midwest Actively Growing

Growing Chicago Footprint – Broadening View

December 2014
Great Lakes Bank
- *$566 million in assets*
- *$223 million in loans*
- *$464 million in deposits*

September 2014
First Midwest Equipment Finance[1]
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production - $40 million/year*

[1] Formerly known as National Machine Tool Financial Corp

August 2014
12 Chicago-area branches of Popular Community Bank
- *$762 million in assets*
- *$549 million in loans*
- *$732 million in deposits*



Madison
Milwaukee
Grand Rapids
Chicago
Gary
Joliet
Moline
Champaign
Springfield
Indianapolis

Tangible Book Value



10.12%
10.90%
10.83%
10.52%
11.62%
$10.16
$9.71
$9.87
$10.04
$10.17
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
Tangible book value per share
Return on average tangible common equity(1)

Increasing return on average tangible common equity

(1) Excludes the impact of acquisition and integration related expenses.

Going forward

Capital, Remains a Source of Strength

Metric	2014			2015		Regulatory Requirements [2] Minimum for "Well-Capitalized"
	June 30	Sept. 30	Dec. 31	March 31	June 30	
Capital to Risk Weighted Assets: [1]						
Total	12.20%	10.69%	11.23%	11.23%	11.37%	10.00%
Tier 1	10.97%	9.86%	10.19%	10.35%	10.49%	8.00%
Tier 1 Common	N/A	N/A	N/A	9.79%	9.93%	6.50%
Quarterly Dividend	$0.08	$0.08	$0.08	$0.09	$0.09	N/A
Dividend Payout %	32%	32%	42%	35%	31%	N/A

- Significant capital, primarily common equity
- Capital deployed for acquisitions and available for continued growth
- Capital rebuilding quickly while maintaining discipline

[1] Basel III Capital Rules became effective on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, Tier 1 Common capital to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods are reported using the regulatory guidance applicable at that time.
[2] Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, but are included for presentation purposes only.

Ability to Leverage Capital, Infrastructure

Market Opportunities

Environment Will Drive

- Capital requirements, lower profitability
- Compliance costs

Consolidation Expected Over Time

- Banks between $350 million and $4 billion in assets in
  - Chicago MSA - 45
  - Other IL and contiguous states (IA, IN, MI, WI) - 220

We Are A Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience
- 3 acquisitions completed in 2014

Requires Discipline, Patience

- Alignment with core business strategy
- Must be strategic and accretive to earnings
- Managing $10 billion regulatory threshold – Expected to cross in 2016
- Willingness and ability to respond to opportunities

In Closing – Why Invest?

Premier, growing bank

Leveraging our strengths

- Enhanced and engaged team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Focus remains on our strategic priorities

- Building the highest quality team
- Diversifying/growing loans and revenue
- Balancing investment and risk

Well-positioned to grow and enhance shareholder returns

Appendix

Certain Terms Used in This Presentation

Core Deposits – Includes demand, savings, money markets, and NOW accounts.
Covered Loans or Covered OREO – Loans or OREO that the Company acquired through an FDIC-assisted transaction, the majority of which are covered by loss share agreements with the FDIC.
Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of certain revenues and expenses including acquisition and integration related expenses.
Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
Net Interest Margin – Equals net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.
Noninterest Income – Income earned from fee based revenues, investment in bank-owned life insurance ("BOLI") and other income, and non-operating revenues.
Noninterest Expense – Expense incurred to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.
Non-Performing Assets – Includes non-accrual loans (the majority of which are past due), loans 90 days or more past due and still accruing interest, troubled debt restructurings still accruing interest, and OREO.
Return on Average Tangible Common Equity ("TCE") – Equals net income available to common shareholders, excluding intangibles amortization expense, divided by TCE. TCE represents average stockholders' equity, less average goodwill and other intangible assets.

Notes:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share data.
- Unless otherwise indicated, all loan information includes covered loans.
- Peer information for this presentation is obtained from SNL.

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2014, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Deposits

Well-positioned For Rising Rates



Cost Of Deposits (2003 – 2014 – 2Q 2015)
FMBI
Median
Max
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.14%
0.13%
29bps cost advantage to peers (2003-2008)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q 2015

Low cost funding, well-positioned for rising rates

From Company filings, SNL Financial

Note: Financial data as of most recent quarter; Implied deposit elasticity calculated as change in cost of deposits from Q4 2003 to Q2 2006 as % of the change in 3-month LIBOR during the same time period (1.17% to 5.22%)

(1) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

First Midwest Bancorp, Inc.

Contact Information

Paul F. Clemens
Executive Vice President
& Chief Financial Officer
paul.clemens@firstmidwest.com
630-875-7347

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533